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                                 Exhibit 10(RR)

                               Amendment No. 2 to
                  Amended and Restated Put Agreement and Waiver

                                      Among

                   State Automobile Mutual Insurance Company,
                      State Auto Financial Corporation, and
                                  Bank One, NA

                                   Dated as of
                                November 14, 2002
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                    AMENDMENT NO. 2 TO AMENDED AND RESTATED
                            PUT AGREEMENT AND WAIVER


         This Amendment (this "AMENDMENT") is entered into as of November 14, 2002 by and among State Automobile Mutual Insurance Company, a mutual insurance company duly organized and validly existing under the laws of the State of Ohio ("STATE AUTO MUTUAL"), State Auto Financial Corporation, a corporation duly organized and validly existing under the laws of the State of Ohio ("STATE AUTO FINANCIAL" and, together with State Auto Mutual, the "STATE AUTO OBLIGORS"), and Bank One, NA, as agent (in such capacity, together with its successors in such capacity, the "AGENT") for the Lenders party to the Credit Agreement referred to below.


                                    RECITALS

         A. The State Auto Obligors and the Agent are parties to a Put Agreement dated as of November 19, 1999 (as amended and restated by that certain Amended and Restated Put Agreement dated as of November 16, 2001 and as amended by Amendment No. 1 to Put Agreement and Waiver dated as of August 28, 2002, the "PUT AGREEMENT").

         B. The State Auto Obligors and the Agent desire to amend the Put Agreement on the terms and conditions set forth below.

         C. Additionally, the State Auto Obligors have requested a waiver of, and the Agent wishes to waive, certain provisions of the Put Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. WAIVER. The undersigned Agent hereby waives any breach of Section 4.10(c) of the Put Agreement arising solely out of the failure of State Auto Mutual to prevent the Premium to Surplus Ratio of State Auto P&C to exceed 2.75 to 1 during the fiscal quarter of State Auto P&C ended September 30, 2002.

         2. AMENDMENTS TO PUT AGREEMENT. Upon the satisfaction of each of the conditions set forth in SECTION 4 below, the Put Agreement shall be amended as follows:

         (a) Section 4.10(a) of the Put Agreement shall be amended and restated to read as follows:

                  (a) STATUTORY SURPLUS. State Auto Mutual will not permit its Statutory Surplus at any time to be less than (a) $637,000,000, at any time prior to the occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement (PROVIDED that no Loans are outstanding at such time) and (b) $600,000,000, at any time during the period from and including the date of occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement to but excluding the date all Loans shall have been required to




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         be repaid in full pursuant to the terms of the Credit Agreement. State
         Auto Mutual will not permit the Statutory Surplus of State Auto P&C to be less than (a) the sum of $180,000,000 plus 85% of the net available proceeds raised from a surplus note issuance by State Auto P&C at any time prior to the occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement (PROVIDED that no Loans are outstanding at such time) and (b) $170,000,000 plus 80% of the net available proceeds raised from a surplus note issuance by State auto P&C at any time during the period from and including the date of occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement to but excluding the date all Loans shall have been required to be repaid in full pursuant to the terms of the Credit Agreement.

         (b) Section 4.20(b) of the Put Agreement shall be amended and restated to read as follows:

                  (b) a certificate of a senior officer of State Auto Mutual, dated such date, to the effect that (i) the "Probable Maximum Loss" (as defined below) of the State Auto Obligors for the 250-year return period shall not exceed (x) $100,000,000 for earthquake peril, (y) $75,000,000 for hurricane peril and (z) $130,000,000 for thunderstorm peril and (ii) attached thereto is a true, correct and complete copy of the report prepared by the applicable Modelling Firm (as defined below) in connection with the calculation referred to in the definition of "Probable Maximum Loss" below. For purposes of this clause (b), "PROBABLE MAXIMUM LOSS" shall mean, for any date, the "probable maximum loss" as most recently calculated prior to such date by Risk Management Solutions, Inc., Applied Insurance Research, EQECAT Inc., Tillinghast (a Towers Perrin Company) or another independent modelling firm satisfactory to the Agent (each, a "MODELLING FIRM") and "THUNDERSTORM PERIL" shall mean peril caused by lightning, straight line wind, rain, hail and/or tornado.


         3. REPRESENTATIONS AND WARRANTIES OF STATE AUTO OBLIGORS. Each State Auto Obligor represents and warrants that:

         (a) The execution, delivery and performance by such State Auto Obligor of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such State Auto Obligor enforceable against such State Auto Obligor in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

         (b) Each of the representations and warranties contained in the Put Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

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         (c) No Put Event has occurred and is continuing.

         4. EFFECTIVE DATE. SECTION 2 of this Amendment shall become effective as of November 14, 2002 upon satisfaction of the following conditions:

         (a) EXECUTED AMENDMENT. Receipt by the Agent of duly executed counterparts hereof by State Auto Obligors and the Agent.

         (b) OTHER. Satisfaction of the conditions to effectiveness set forth in
Section 3 of that certain Amendment No. 1 to Amended and Restated Credit Agreement among the Borrower, the Agent and the financial institutions signatory thereto.

         5. REFERENCE TO AND EFFECT UPON THE PUT AGREEMENT.

         (a) Except as specifically amended above, the Put Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Put Agreement or any Loan Document, nor constitute a waiver of any provision of the Put Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Put Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Put Agreement as amended hereby.

         6. COSTS AND EXPENSES. Each State Auto Obligor hereby affirms its joint and several obligation under Section 5.3 of the Put Agreement to reimburse the Agent for all costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable attorneys' fees and time charges of attorneys for the Agent with respect thereto.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]



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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                            STATE AUTOMOBILE MUTUAL INSURANCE
                            COMPANY


                            By:      /s/ Steven J. Johnston
                                ------------------------------------

                            Title:   Senior Vice President
                                   ---------------------------------


                            STATE AUTO FINANCIAL CORPORATION


                            By:      /s/ Steven J. Johnston
                                ------------------------------------

                            Title:   Senior Vice President
                                   ---------------------------------


                            BANK ONE, NA, as Agent


                            By:      /s/ Cynthia Priest
                                ------------------------------------

                            Title:   Director
                                   ---------------------------------






                                       S-1
                              [TO AMENDMENT NO. 2]